Exhibit 3.75

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 04:30 PM 07/18/2002 020462286 — 3549353
CERTIFICATE OF FORMATION
OF
SUNTERRA RESIDUAL ASSETS FINANCE, LLC
     The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:
     FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is Sunterra Residual Assets Finance, LLC.
     SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle.
Executed on July 18, 2002.

/s/ Mark R. Williams
Mark R. Williams, Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 12:00 PM 03/31/2003 030211203 — 3549353
CERTIFICATE OF MERGER
OF
FAIR WEATHER HOLDINGS, INC.,
FAIRWEATHER, LLC,
AND
SUNTERRA RESIDUAL ASSETS FINANCE, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certififed are:
     (a) Fairweather Holdings, Inc., which is incorporated under the laws of the State of Nevada;
     (b) Fairweather, LLC, which is organized under the laws of the State of Nevada; and
     (c) Sunterra Residual Assets Finance, LLC, which is organized under the laws of the State of Delaware,
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
(Signatures on following page)

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 31st day of March, 2003.

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	SUNTERRA FINANCE HOLDING COMPANY, a Delaware corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 12:01 PM 03/31/2003 030211219 — 3549353
CERTIFICATE OF MERGER
OF
TERRASUN HOLDING, INC.,
DUTCH ELM HOLDINGS, INC.,
SUNTERRA MORTGAGE, INC.,
AND
SUNTERRA RESIDUAL ASSETS FINANCE, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) TerraSun Holding, Inc., which is incorporated under the laws of the State of Nevada;
     (b) Dutch Elm Holdings, Inc., which is incorporated under the laws of the Stats of Nevada;
     (c) Sunterra Mortgage, Inc., which is incorporated under the laws of the State of Georgia; and
     (d) Sunterra Residual Assets Finance, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, Building #5, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person this 31st day of March, 2003.

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	SUNTERRA FINANCE HOLDING COMPANY, a Delaware corporation, its sole manager and member

By:	/s/ James F. Anderson
	Name:	James F. Anderson
	Title:	Vice President

2

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION
OF
SUNTERRA RESIDUAL ASSETS FINANCE, LLC

     SUNTERRA RESIDUAL ASSETS FINANCE, LLC (hereinafter called the “company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:
     1. The name of the limited liability company is:
SUNTERRA RESIDUAL ASSETS FINANCE, LLC.
     2. The Certificate of Formation of the domestic limited liability company is hereby amended to change the name and address of the registered agent and the address of the registered office within the State of Delaware as follows:
National Registered Agents, Inc.
9 East Loockerman Street, Suite 1B
Dover, Delaware 19901
County of Kent
Executed on: January 14,, 2004.

/s/ Lori Knohl
Lori Knohl, Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 12:43 PM 01/23/2004 FILED 12:24 PM 01/23/2004 SRV 040049760 — 3549353 FILE

State of Delaware Secretary of State Division of Corporations Delivered 11:32 AM 01/04/2006 FILED 11:32 AM 01/04/2006 SRV 060005434 — 3549353 FILE
CERTIFICATE OF MERGER
OF
BLUE BISON FUNDING CORP.
AND
SUNTERRA RESIDUAL ASSETS FINANCE, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) Blue Bison Funding Corp., which is incorporated under the laws of the State of Delaware;
     (b) Sunterra Residual Assets Finance, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, North. Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
[signatures follow]

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 22nd day of December, 2005.

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	SUNTERRA FINANCE HOLDING COMPANY, a Delaware corporation, its sole manager and member

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware Secretary of State Division of Corporations Delivered 05:17 PM 01/05/2006 FILED 05:17 PM 01/05/2006 SFV 060012854 — 3549353 FILE
CERTIFICATE OF MERGER
OF
KGK INVESTORS, INC.,
KGK PARTNERS, INC.,
AND
SUNTERRA RESIDUAL ASSETS FINANCE, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) KGK Investors, Inc., which is incorporated under the laws of the State of California;
     (b) KGK Partners, Inc., which is incorporated under the laws of the State of California;
     (c) Sunterra Residual Assets Finance, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

     IN WITNESS WHEREOF, Said surviving limited liability company has caused this certificate to be signed by an authorized person, this 22nd day of December 2005.

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	SUNTERRA FINANCE HOLDING COMPANY, a Delaware corporation, its sole manager and member

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware Secretary of State Division of Corporations Delivered 06:23 PM 01/06/2006 FILED 06:23 PM 01/06/2006 SRV 060020487 — 3549353 FILE
CERTIFICATE OF MERGER
OF
SUNSERA FUNDING CORP.
AND
SUNTERRA RESIDUAL ASSETS FINANCE. LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) SunSera Funding Corp., which is incorporated under the laws of the State of Nevada;
     (b) Sunterra Residual Assets Finance, LLC, which is organized under the laws of the State of Delaware.
     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
[signatures follow]

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 22nd day of December, 2005.

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	SUNTERRA FINANCE HOLDING COMPANY, a Delaware corporation, its sole manager and member

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware Secretary of State Division of Corporations Delivered 03:36 PM 09/18/2006 FILED 03:36 PM 09/18/2006 SRV 060858573 — 3549353 FILE
CERTIFICATE OF MERGER
OF
EPIC RESIDUAL ASSETS, INC.
EPIC RECEIVABLES 1999, LLC
DUTCH ELM HOLDINGS, LLC
TERRASUN HOLDINGS, LLC
DUTCH ELM, LLC
TERRASUN, LLC
and
SUNTERRA RESIDUAL ASSETS FINANCE, LLC
     Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act.
     1. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC, a Delaware limited liability company.
     2. The constituent business entities participating in the merger herein certified are:
     (a) Epic Residual Assets, Inc., which is incorporated under the laws of the State of Delaware;
     (b) Epic Receivables 1999, LLC, which is organized under the laws of the State of Delaware;
     (c) Dutch Elm Holdings, LLC, which is organized under the laws of the State of Delaware;
     (d) TerraSun Holdings, LLC, which is organized under the laws of the State of Delaware;
     (e) Dutch Elm, LLC, which is organized under the laws of the State of Nevada;
     (f) TerraSun, LLC, which is organized under the laws of the State of Nevada;
     (g) Sunterra Residual Assets Finance, LLC, which is organized under the laws of the State of Delaware.

     3. The Agreement and Plan of Merger has been approved and executed by each of the constituent entities.
     4. The name of the surviving limited liability company is Sunterra Residual Assets Finance, LLC.
     5. The executed Agreement and Plan of Merger is on file at 3865 West Cheyenne Avenue, North Las Vegas, Nevada 89032, the principal place of business of the surviving limited liability company.
     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited liability company on request, without cost, to any member of the limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.
[signatures follow]

     IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 15th day of September 2006.

SUNTERRA RESIDUAL ASSETS FINANCE, LLC

By:	SUNTERRA FINANCE HOLDING COMPANY, a Delaware corporation, its sole manager and member

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

State of Delaware Secretary of State Division of Corporations Delivered 07:10 PM 10/17/2007 FILED 07:10 PM 10/17/2007 SRV 071127848 — 3549353 FILE
CERTIFICATE OF AMENDMENT
OF
SUNTERRA RESIDUAL ASSETS FINANCE, LLC
     1. The name of the limited liability company is SUNTERRA RESIDUAL ASSETS FINANCE, LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is
DIAMOND RESORTS RESIDUAL ASSETS FINANCE, LLC
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sunterra Residual Assets Finance, LLC this 16th day of October, 2007.

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Authorized Person